EXHIBIT 31.4
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Atul Varma, certify that:

1.I have reviewed this Annual Report on Form 10-K/A of Hamilton Lane Incorporated; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	July 15, 2021

/s/ Atul Varma
Atul Varma
Chief Financial Officer